UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 18, 2019

OZOP SURGICAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-212821	35-2540672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

319 Clematis Street Suite 714 West Palm Beach FL 33401

(Address of principal executive offices, including zip code)

(760) 466-8076

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☑	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.02	Unregistered Sales of Equity Securities.

On September 19, 2019, Ozop Surgical Corp. (the “Company”) issued 50,000 shares of its Series C Preferred Stock to the Company’s CEO and director, Michael Chermak, in consideration of the cancellation and return of 1,000,000 shares of the Company’s Series B Preferred Stock. The issuance to Mr. Chermak was made in reliance on the exemption from registration provided by Sections 3(a)(9) and 4(a)(2) of the Securities Act as the Series C Preferred Stock was issued in exchange for Series B Preferred Stock held by the shareholder, there was no additional consideration for the exchange transaction, there was no remuneration for the solicitation of the exchange transaction, there was no general solicitation, and the transaction did not involve a public offering.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2019, the Company filed a Certificate of Designation with the State of Nevada to designate a new series of preferred stock, the Series C Preferred Stock. Fifty thousand (50,000) shares of preferred stock were designated as Series C Preferred Stock. Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance, into one share of fully paid and non-assessable share of common stock. Each share of Series C Preferred Stock shall entitle the holder thereof to ten thousand (10,000) votes on all matters submitted to a vote of the stockholders of the Company.

On September 20, 2019, the Company filed a Certificate of Withdrawal of Certificate of Designation (the “Certificate of Withdrawal”) for the Company’s Series B Preferred Stock, pursuant to which the prior designation of the Company’s Series B Stock was cancelled.

The foregoing descriptions of the rights and preferences of the Series C Preferred Stock, as well as the Certificate of Withdrawal, are qualified in their entirety by the full text of the Certificate of Designation and the Certificate of Withdrawal, which are filed as Exhibits 3.1 and 3.2, respectively, to, and incorporated by reference in, this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Designation of Series C Preferred Stock.

3.2	Certificate of Withdrawal of Series B Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

OZOP SURGICAL CORP.

Date: September 24, 2019	By:	/s/ Barry Hollander
Barry Hollander
Chief Financial Officer